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                                                                      EXHIBIT 32


                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Regeneron Pharmaceuticals, Inc. (the "Company") on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Leonard S. Schleifer, M.D., Ph.D., as Chief Executive Officer of the Company, and Murray A. Goldberg, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Leonard S. Schleifer
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Leonard S. Schleifer, M.D., Ph.D.
Chief Executive Officer
February 28, 2006



/s/ Murray A. Goldberg
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Murray A. Goldberg
Chief Financial Officer
February 28, 2006